SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 9, 2001

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                       ATLANTIC TECHNOLOGY VENTURES, INC.
             (Exact name of registrant as specified in its charter)




             Delaware                      0-27282               36-3898269
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             Identification No.)




                150 Broadway
                 Suite 1009                                        10038
             New York, New York                                  (Zip code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 267-2503

Item 5.           Other Events.

         On March 9, 2001, pursuant to stock repurchase agreement No. 2 between BH Capital Investments, L.P. and Excalibur Limited Partnership (the "Investors") and Atlantic Technology Ventures, Inc. ("Atlantic"; that agreement, "Repurchase Agreement No. 2"), Atlantic repurchased from the Investors all shares of Atlantic's Series B convertible preferred stock held by the Investors. On March 14, 2001, Atlantic issued a press release announcing the signing of Repurchase Agreement No. 2. That press release is attached hereto as Exhibit 99.1, and a copy of Repurchase Agreement No. 2 is attached hereto as Exhibit 10.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c)      Exhibits.

10.1 Stock Repurchase Agreement No. 2 dated as of March 9, 2001, by and among Atlantic Technology Ventures, Inc., BH Capital Investments, L.P. and Excalibur Limited Partnership.

99.1     Press release dated March 14, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Atlantic Technology Ventures, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 14, 2001             ATLANTIC TECHNOLOGY VENTURES, INC


                                    By: /s/ Frederic P. Zotos
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                                        Frederic P. Zotos
                                        President


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